INCOME TAX EXPENSE	6 Months Ended
Jun. 30, 2022
Income tax [Abstract]
Income Tax Expense	Income Tax Expense

	For the three months ended June 30		For the six months ended June 30
	2022	2021	2022	2021
Current	$206	$237	$483	$502
Deferred	73	106	97	215
Total	$279	$343	$580	$717

Income tax expense was $580 million for the six months ended June 30, 2022 (2021: $717 million). The unadjusted effective income tax rate for the six months ended June 30, 2022 was 29% of income before income taxes.
The underlying effective income tax rate on ordinary income for the six months ended June 30, 2022 was 27% after adjusting for the impact of foreign currency translation losses on deferred tax balances; the impact of updates to the rehabilitation provision for our non-operating mines; the impact of non-deductible foreign exchange losses; the impact of the Porgera mine being placed on care and maintenance; and the impact of other expense adjustments.

Currency Translation
Current and deferred tax balances are subject to remeasurement for changes in foreign currency exchange rates each period. This is required in countries where tax is paid in local currency and the subsidiary has a different functional currency (e.g. US dollars). The most significant balances relate to Argentine and Malian tax liabilities.
In the six months ended June 30, 2022, a tax expense of $52 million (2021: $26 million tax expense) arose primarily from translation losses on tax balances in Argentina and Mali due to the weakening of the Argentine peso and the West African CFA franc, respectively, against the US dollar. These net translation losses are included within income tax expense.

Withholding Taxes
For the six months ended June 30, 2022, we have recorded $35 million (2021: $16 million related to Argentina and the United States) of dividend withholding taxes related to the undistributed earnings of our subsidiaries in Argentina and the United States.

Nevada Mining Education Tax
A new mining excise tax applied to gross proceeds became effective on July 1, 2021 following the passing of Assembly Bill 495 at the Nevada Legislative Session that ended on May 31, 2021. The revenue generated by this new excise tax will be directed towards education. The new excise tax is a tiered tax, with a maximum rate of 1.1% and the first payment in relation to the 2021 year was made in March 2022.
The bill does not take into consideration expenses or costs incurred to generate gross proceeds, therefore, this tax is treated as a gross receipts tax and not as a tax based on income subject to IAS 12. As a result, this new tax is reported as a component of cost of sales and not as an income tax expense.

Nevada Gold Mines
Nevada Gold Mines is a limited liability company treated as a flow through partnership for US tax purposes. The partnership is not subject to federal income tax directly, but each of its partners is liable for tax on its share of the profits of the partnership. As such, Barrick accounts for its current and deferred income tax associated with the investment (61.5% share) following the principles in IAS 12.